                                                                   EXHIBIT 99.5

                                                                   EXHIBIT F.(1)

                        ITEM 1 - SCHEDULE OF INVESTMENTS
                        --------------------------------
                              At December 31, 1998
                             (Thousands of Dollars)

                                                                                               Principal
Name of Issuer                                     Title of Issue                                Amount
---------------------------------------------------------------------------------------------------------
Service Company              Non-negotiable notes:
                                 6.75% - maturing November 30, 2008 .........................  $  1,612
                                  9.5% - maturing serially November 30, 1999 to 2005.........     1,505
                                 8.90% - maturing May 31, 1999...............................     5,000
                                 6.10% - maturing July 31, 2003..............................       795
                                                                                               --------
                                 Total unsecured debt........................................  $  8,912
                                                                                               ========

CNG Transmission            Non-negotiable notes:
                                 6.20% - maturing September 30, 2010.........................  $ 50,000
                                 6.95% - maturing November 30, 2027..........................    14,000
                                 6.75% - maturing November 30, 2008..........................    13,958
                                  9.5% - maturing serially November 30, 1999 to 2005.........    13,037
                                 7.40% - maturing serially November 30, 2000 to 2015.........    75,000
                                 8.95% - maturing serially September 30, 2004 to 2014........    35,000
                                 6.10% - maturing July 31, 2003..............................    59,541
                                 6.80% - maturing November 30, 2013..........................    57,793
                                 8.75% - maturing December 31, 2014..........................    27,000
                                                                                               --------
                                 Total unsecured debt........................................  $345,329
                                                                                               ========

East Ohio Gas               Non-negotiable notes:
                                 6.95% - maturing November 30, 2027..........................  $ 40,000
                                 6.75% - maturing November 30, 2008..........................     4,640
                                  9.5% - maturing serially November 30, 1999 to 2005.........     4,334
                                 8.90% - maturing May 31, 1999...............................    15,000
                                 7.40% - maturing serially November 30, 2000 to 2015.........    35,000
                                 8.95% - maturing serially September 30, 2009 to 2019........    20,000
                                 6.10% - maturing July 31, 2003..............................    30,220
                                 6.80% - maturing November 30, 2013..........................    29,946
                                 8.75% - maturing December 31, 2014..........................     2,250
                                                                                               --------
                                 Total unsecured debt........................................  $181,390
                                                                                               ========

                        ITEM 1 - SCHEDULE OF INVESTMENTS
                        --------------------------------
                              At December 31, 1998
                             (Thousands of Dollars)

                                                                                               Principal
Name of Issuer                                     Title of Issue                                Amount
---------------------------------------------------------------------------------------------------------
Peoples Natural
    Gas                     Non-negotiable notes:
                                 6.95% - maturing November 30, 2027 .........................  $  9,000
                                 6.75% - maturing November 30, 2008..........................     3,437
                                  9.5% - maturing serially November 30, 1999 to 2005.........     3,210
                                 8.90% - maturing May 31, 1999...............................    10,000
                                 8.95% - maturing serially September 30, 2009 to 2019........    14,000
                                 7.40% - maturing serially November 30, 2000 to 2015.........    15,000
                                 6.80% - maturing November 30, 2013..........................    37,430
                                 6.10% - maturing July 31, 2003..............................    26,039
                                 6.85% - maturing September 30, 2026.........................    25,000
                                                                                               --------
                                 Total unsecured debt........................................  $143,116
                                                                                               ========

Virginia Natural
     Gas                    Non-negotiable notes:
                                 6.20% - maturing September 30, 2010.........................  $ 55,000
                                 8.90% - maturing May 31, 1999...............................    33,318
                                 6.85% - maturing September 30, 2026.........................    24,000
                                                                                               --------
                                 Total unsecured debt........................................  $112,318
                                                                                               ========

                        ITEM 1 - SCHEDULE OF INVESTMENTS
                        --------------------------------
                              At December 31, 1998
                             (Thousands of Dollars)

                                                                                        Principal
Name of Issuer                             Title of Issue                                Amount
-------------------------------------------------------------------------------------------------
Hope Gas               Non-negotiable notes:
                         6.95% - maturing November 30, 2027 .......................... $ 3,000
                         6.75% - maturing November 30, 2008 ..........................   1,505
                          9.5% - maturing serially November 30, 1999 to 2005 .........   1,406
                         7.40% - maturing serially November 30, 2000 to 2015 .........   5,000
                         8.95% - maturing serially September 30, 2009 to 2019 ........   3,000
                         6.10% - maturing July 31, 2003 ..............................   6,420
                         6.80% - maturing November 30, 2013 ..........................  12,097
                         6.85% - maturing September 30, 2026 .........................   1,000
                                                                                       -------
                         Total unsecured debt ........................................ $33,428
                                                                                       =======

                        ITEM 1 - SCHEDULE OF INVESTMENTS
                        --------------------------------
                              At December 31, 1998
                             (Thousands of Dollars)

                                                                                           Principal
Name of Issuer                             Title of Issue                                   Amount
-----------------------------------------------------------------------------------   --------------
CNG Producing            Non-negotiable notes:
                            6.20% - maturing September 30, 2010 .........................  $ 25,000
                            6.95% - maturing December 15, 2027 ..........................    30,000
                            6.75% - maturing November 30, 2008 ..........................    50,000
                            8.90% - maturing May 31, 1999 ...............................    35,000
                            8.95% - maturing serially September 30, 1999 to 2009 ........    49,000
                            6.10% - maturing July 31, 2003 ..............................    71,075
                            6.80% - maturing November 30, 2013 ..........................     8,500
                            6.85% - maturing September 30, 2026 .........................   100,000
                                                                                           --------
                            Total unsecured debt ........................................  $368,575
                                                                                           ========

CNG Power Company        Non-negotiable notes:
                            6.75% - maturing November 30, 2008 ..........................  $    223
                             9.5% - maturing serially November 30, 1999 to 2005 .........       208
                            8.95% - maturing serially September 30, 2009 to 2019 ........     4,000
                            7.40% - maturing serially November 30, 2000 to 2015 .........     2,160
                            8.75% - maturing serially November 30, 1998 to 2014 .........     5,712
                                                                                           --------
                            Total unsecured debt ........................................  $ 12,303
                                                                                           ========

CNG International        Non-negotiable note:
                            6.20% - maturing September 30, 2010 .........................  $ 15,000
                                                                                           --------
                            Total unsecured debt ........................................  $ 15,000
                                                                                           ========